EXHIBIT 10.1

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Sixth Amendment to Third Amended and Restated Credit Agreement," or this "Amendment") is entered into effective as of April 30, 2014, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions defined below as the Existing Lenders, the financial institution defined below as the Exiting Lender and ABN AMRO CAPITAL USA LLC, COMMONWEALTH BANK OF AUSTRALIA, THE HUNTINGTON NATIONAL BANK, ING CAPITAL LLC, SUNTRUST BANK and DEUTSCHE BANK AG NEW YORK BRANCH, as new Lenders (collectively, "New Lenders").
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 30, 2011, and as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, and as amended by a Second Amendment to Third Amended and Restated Credit Agreement dated as of June 29, 2012, and as amended by a Third Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 2012, and as amended by a Fourth Amendment to Third Amended and Restated Credit Agreement dated as of April 16, 2013, and as amended by a Fifth Amendment to Third Amended and Restated Credit Agreement dated as of November 5, 2013 (collectively, the "Original Credit Agreement").
B.    Borrower has requested certain amendments to the Original Credit Agreement including an increase of the Borrowing Base and the addition of the New Lenders to the credit facility created under the Original Credit Agreement. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
"Effective Date" means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).
"Existing Lenders" means Citibank, N.A., Well Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, The Bank of Nova Scotia, Barclays Bank PLC, Bank of Montreal, The Royal Bank of Scotland plc, UBS AG, Stamford Branch, JPMorgan Chase Bank, N.A., Bank of America, N.A., U.S. Bank National Association, Comerica Bank, Fifth Third Bank, Natixis, New

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York Branch, Morgan Stanley Bank, N.A., Associated Bank, N.A., Capital One, National Association, Canadian Imperial Bank of Commerce, New York Branch, Sumitomo Mitsui Banking Corporation, Whitney Bank, Amegy Bank National Association, Branch Banking and Trust Company, Credit Suisse AG, and PNC Bank National Association.
"Exiting Lender" means Deutsche Bank Trust Company Americas.
"Guaranty/Debtor Confirmation Letter" has the meaning set forth in Section 2.C.
"Legal Opinions" has the meaning set forth in Section 5.
"Modification Papers" means this Amendment, the New Notes, the Guaranty/Debtor Confirmation Letters, the No Material Adverse Change Certificate, and each of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
"Mortgage Amendments" has the meaning set forth in Section 5.
"New Lenders" has the meaning set forth in the opening paragraph.
"New Notes" has the meaning set forth in Section 8.
"No Material Adverse Change Certificate" has the meaning set forth in Section 2.E.
"Restricted Facility Amount" means $1,500,000,000.
2.    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions:
A.    Sixth Amendment to Third Amended and Restated Credit Agreement. This Amendment shall be executed and delivered by each of the parties hereto.
B.    Notes. Borrower shall have executed and delivered the New Notes to the New Lenders.
C.    Guaranty/Debtor Confirmation Letters. Each Guarantor shall have executed a letter in favor of Administrative Agent (each a "Guaranty/Debtor Confirmation Letter") confirming that the Security Instruments previously executed by it remain in full force and effect to secure the Obligations, as increased by this Amendment.
D.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
E.    Representations and Warranties. Administrative Agent shall have received a certificate (the "No Material Adverse Change Certificate") to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

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F.    No Event of Default. No Event of Default exists or will exist as a result of the execution of this Amendment.
3.    Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be amended as follows:
(a)    The following definition shall be added to Section 1.02 of the Original Credit Agreement in the appropriate alphabetical order:
"'Undisclosed Administration' means in relation to a Lender the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed."
(b)    The definitions of "Defaulting Lender" and "Facility Amount" in Section 1.02 of the Original Credit Agreement shall be amended to read in their entirety as follows:
"'Defaulting Lender' means at any time, subject to Section 2.13(b), (i) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to the Issuing Bank in respect of an LC Disbursement or make any other payment due hereunder (each, a "funding obligation"), unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Administrative Agent, the Borrower or the Issuing Bank in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), or (iv) any Lender with respect to which a Lender Insolvency Event, other than by way of an Undisclosed Administration, has occurred and is continuing with respect to such Lender or its Parent Company (provided, in each case, that neither the reallocation of funding obligations provided for in Section 2.13(a)(i) as a result of a Lender's being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.13(b)) upon notification of such determination by the Administrative Agent to the Borrower, the Issuing Bank and the Lenders."

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"'Facility Amount' means $3,500,000,000."
(c)    The last sentence of Section 2.08(j) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"If the Borrower is required to provide an amount in cash collateral hereunder as a result of any prepayment pursuant to Section 3.04(c) and the Borrower is not otherwise required to pay to the Administrative Agent an amount equal to the LC Exposure as a result of the occurrence of an Event of Default, then if the total Revolving Credit Exposure is reduced (whether pursuant to Section 3.04(a), the expiration of Letters of Credit or otherwise) and/or the Borrowing Base is increased in accordance with Section 2.07 and/or the Aggregate Commitments are increased in accordance with Section 2.06(c), so long as no Default has occurred and is continuing, the Administrative Agent shall return to the Borrower such amount but only to the extent that the then effective Aggregate Commitments exceed the total Revolving Credit Exposures by not less than $1,000,000."
(d)    Section 3.04(c)(i) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"(i)    If, after giving effect to any termination or reduction of the Aggregate Commitments pursuant to Section 2.06(b) or for any other reason not otherwise described in the following clause (ii) below, the total Revolving Credit Exposures exceeds the Aggregate Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)."
(e)    The reference in the ninth line of Section 12.04(a) of the Original Credit Agreement to "paragraph (f)" shall be amended to read "paragraph (e)".
(f)    Annex I of the Original Credit Agreement shall be replaced in its entirety with Annex I attached hereto.
4.    New Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased to $1,525,000,000. The Borrowing Base as so increased will remain in effect until adjusted pursuant to the provisions of Section 2.07 of the Original Credit Agreement.
5.    Conditions Precedent to Loans Above Restricted Facility Amount. Notwithstanding anything to the contrary in the Original Credit Agreement as amended hereby, no Lender shall be obligated to make, and no Lender shall make, Loans to the Borrower in any amount that will result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Applicable Percentage of Restricted Facility Amount or (b) the total Revolving Credit Exposures of all Lenders exceeding Restricted Facility Amount, until each of the following conditions has been satisfied (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent:
A.    Mortgage Amendments. Amendments to each of the existing Mortgages ("Mortgage Amendments") as requested by Administrative Agent, to amend the maximum amount of the promissory notes secured thereby to equal the Facility Amount (as defined in the

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Original Credit Agreement as amended hereby), and any other provision deemed necessary to be amended by Administrative Agent, shall be executed and delivered by each of the parties thereto.
B.    Legal Opinions. Administrative Agent shall have received local counsel opinions ("Legal Opinions") from counsel to Borrower and each Guarantor owning any Mortgaged Properties, as appropriate or requested by the Administrative Agent, covering such matters with respect to the Oil and Gas Properties and the Mortgages (including the Mortgage Amendments) as the Administrative Agent may reasonably request.
C.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable fees and expenses of Winstead PC, counsel to Administrative Agent, and local counsel to Administrative Agent in each state where any Mortgaged Properties are located) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Mortgage Amendments, Legal Opinions and each of the other documents and agreements executed in connection with the transactions contemplated thereby.
D.    Compliance with Section 6.03. Borrower shall have complied with each of the conditions set forth in Section 6.03 of the Original Credit Agreement.
6.    Adjustment of Applicable Percentages of Lenders. The New Lenders have become Lenders upon their execution of the Amendment, and on the Effective Date, the New Lenders shall assume all rights and obligations of a Lender under the Original Credit Agreement, as amended hereby. The Administrative Agent, the Lenders and the Borrower hereby consent to each new Lender's acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and Applicable Percentages as set forth on Annex I, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Commitments and Applicable Percentages among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit F to the Original Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation, and Exiting Lender agrees that the provisions of the form of Assignment and Assumption attached as Exhibit F to the Original Credit Agreement shall apply to it as the "Assignor" thereunder. On the Effective Date, the Commitment and Applicable Percentage of each Lender shall be as set forth on Annex I attached to this Amendment, and Exiting Lender is released of its Commitment under the Original Credit Agreement.
7.    Concerning the New Lenders.
(a)    In connection herewith, each of the Existing Lenders and Exiting Lender irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders and Exiting Lender, as of the Effective Date, so much of each Existing Lender's and Exiting Lender's Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation

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contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender or Exiting Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender's and each New Lender's Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Annex I to this Amendment. Each New Lender acknowledges and agrees that the sale and assignment, and purchase and assumption hereunder is without recourse to the Existing Lenders or Exiting Lender (or any other Lender) and without any warranties whatsoever by the Existing Lenders, Exiting Lender, any other Lender or the Administrative Agent, except that each Existing Lender and Exiting Lender represents and warrants to the New Lenders that (i) it is the legal and beneficial owner of the Loans, Letters of Credit, and Commitments being assigned hereunder, free and clear of any lien, encumbrance or any adverse claim, and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby.
(b)    Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders and Exiting Lender outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender, respectively, under the Original Credit Agreement.
(c)    Each New Lender represents and warrants to the Administrative Agent as follows:
(i)    it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Parent delivered pursuant thereto;
(ii)    it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an "Agent-Related Person") and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;
(iii)    it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

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(d)    Each New Lender acknowledges as follows:
(i)    no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;
(ii)    except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and
(iii)    on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Original Credit Agreement and have all rights and obligations of a Lender under the Original Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.
(e)    On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Original Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article XI of the Original Credit Agreement).
8.    New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the maximum Commitments of all Lenders are now set forth on Annex I to this Amendment. Accordingly, on the Effective Date, Borrower shall issue the following Notes ("New Notes"):
(a)    A New Note in the original principal sum equal to the Commitment of ABN AMRO Capital USA LLC as set forth on Annex I of this Amendment.
(b)    A New Note in the original principal sum equal to the Commitment of Commonwealth Bank of Australia as set forth on Annex I of this Amendment.
(c)    A New Note in the original principal sum equal to the Commitment of The Huntington National Bank as set forth on Annex I of this Amendment.
(d)    A New Note in the original principal sum equal to the Commitment of ING Capital LLC as set forth on Annex I of this Amendment.
(e)    A New Note in the original principal sum equal to the Commitment of Suntrust Bank as set forth on Annex I of this Amendment.

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(f)    A New Note in the original principal sum equal to the Commitment of Deutsche Bank AG New York Branch as set forth on Annex I of this Amendment.
9.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.
10.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
11.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.
12.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
13.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
14.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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15.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Original Credit Agreement captioned "GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL" are incorporated herein by reference for all purposes.
16.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	VANGUARD NATURAL GAS, LLC

	By:	/s/ Richard A. Robert
Richard A. Robert
Executive Vice President and Chief Financial Officer

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-1

ADMINISTRATIVE AGENT:    CITIBANK, N.A.
as Administrative Agent

By: /s/     Peter Kardos
Peter Kardos
Vice President

LENDERS:    CITIBANK, N.A.

By: /s/     Peter Kardos
Peter Kardos
Vice President

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LENDERS:    WELLS FARGO BANK, N.A.

By: /s/ Michael Real
Name:     Michael Real
Title: Director

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LENDERS:    CREDIT AGRICOLE CORPORATE &
        INVESTMENT BANK

By: /s/ Page Dillehunt
Name:     Page Dillehunt
Title: Managing Director

By: /s/ Michael Willis
Name:     Michael Willis
Title: Managing Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-4

LENDERS:    ROYAL BANK OF CANADA

By: /s/ Jay T. Sartain
Name:      Jay T. Sartain
Title:      Authorized Signatory

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LENDERS:    THE BANK OF NOVA SCOTIA

By: /s/ Alan Dawson
Name:     Alan Dawson
Title:     Director

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LENDERS:    BARCLAYS BANK PLC

By: /s/ Vanessa A. Kurbatskiy
Name:     Vanessa A. Kurbatskiy
Title: Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-7

LENDERS:    BANK OF MONTREAL

By: /s/ Joseph A. Bliss
Name:      Joseph A. Bliss
Title: Managing Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-8

LENDERS:    THE ROYAL BANK OF SCOTLAND plc

By: /s/ Sanjay Remond
Name:     Sanjay Remond
Title:     Director

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LENDERS:    UBS AG, STAMFORD BRANCH

By: /s/ Lana Gifas
Name:     Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name:     Jennifer Anderson
Title:      Associate Director

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LENDERS:    JPMORGAN CHASE BANK, N.A.

By: /s/ Ryan Aman
Name:     Ryan Aman
Title: Authorized Officer

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LENDERS:	BANK OF AMERICA, N.A.

By: /s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

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LENDERS:    U.S. BANK NATIONAL ASSOCIATION

By: /s/ Mark E. Thompson
Name:     Mark E. Thompson
Title: Senior Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-13

LENDERS:    COMERICA BANK

By: /s/ Jeff Treadway
Name:     Jeff Treadway
Title: Senior Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-14

LENDERS:    FIFTH THIRD BANK

By: /s/ Richard C. Butler
Name:     Richard C. Butler
Title: Senior Vice President

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LENDERS:    NATIXIS, NEW YORK BRANCH

By: /s/ Justin Bellamy
Name:     Justin Bellamy
Title: Director

By: /s/ Stuart Murray
Name:     Stuart Murray
Title: Managing Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-16

LENDERS:    MORGAN STANLEY BANK, N.A.

By: /s/ Dmitriy Barskiy
Name:     Dmitriy Barskiy
Title: Authorized Signatory

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LENDERS:    ASSOCIATED BANK, N.A.

By: /s/ Kyle Lewis
Name:     Kyle Lewis
Title: Assistant Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-18

LENDERS:    CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Nancy Mak
Name:     Nancy Mak
Title: Senior Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-19

LENDERS:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH.

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Managing Director

By: /s/ Daria Mahoney
Name:     Daria Mahoney
Title: Executive Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-20

LENDERS:    SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Katsuyuki Kubo
Name:     Katsuyuki Kubo
Title: Executive Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-21

LENDERS:    WHITNEY BANK

By: /s/ David E. Sisler
Name:     David E. Sisler
Title: Senior Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-22

LENDERS:    AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Thomas Kleiderer
Name:     Thomas Kleiderer
Title: Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-23

LENDERS:    BRANCH BANKING AND TRUST COMPANY

By: /s/ James Giordano
Name:     James Giordano
Title: Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-24

LENDERS:    CREDIT SUISSE AG

By: /s/ Michael Spaight
Name:     Michael Spaight
Title: Authorized Signatory

By: /s/ Samuel Miller
Name:     Samuel Miller
Title: Authorized Signatory

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-25

LENDERS:    PNC BANK NATIONAL ASSOCIATION

By: /s/ Jonathan Luchansky
Name:     Jonathan Luchansky
Title: Assistant Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-26

LENDERS:    ABN AMRO CAPITAL USA LLC

By: /s/ Elizabeth Johnson
Name:     Elizabeth Johnson
Title: Director

By: /s/ Darrell Holley
Name:     Darrell Holley
Title: Managing Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-27

LENDERS:    COMMONWEALTH BANK OF AUSTRALIA

By: /s/ Renee Simpson
Name:     Renee Simpson
Title: Senior Associate

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-28

LENDERS:    THE HUNTINGTON NATIONAL BANK

By: /s/ Christopher Renyi
Name:     Christopher Renyi
Title: Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-29

LENDERS:    ING CAPITAL LLC

By: /s/ Juli Bieser
Name:     Juli Bieser
Title:     Director

By: /s/ Charles     Hall
Name:     Charles Hall
Title:     Managing Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-30

LENDERS:    SUNTRUST BANK

By: /s/ Scott Mackey
Name:     Scott Mackey
Title: Director

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-31

LENDERS:    DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Michael Getz
Name:     Michael Getz
Title:     Vice President

By: /s/ Michael Shannon
Name:     Michael Shannon
Title:     Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-32

EXITING LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: s/ Michael Getz
Name:     Michael Getz
Title: Vice President

By: /s/ Michael Shannon
Name:     Michael Shannon
Title:     Vice President

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-33

ANNEX I

List of Commitments and Applicable Percentages as of Effective Date of Sixth Amendment

	Name of Lender	Applicable Percentage	Commitment
1	Citibank, N.A.	4.393%	$67,000,000.00
2	Wells Fargo Bank, N.A.	5.596%	$85,344,809.04
3	Bank of America, N.A.	4.066%	$62,000,000.00
4	Bank of Montreal	4.066%	$62,000,000.00
5	Barclays Bank PLC	4.066%	$62,000,000.00
6	Credit Agricole Corporate & Investment Bank	4.066%	$62,000,000.00
7	Deutsche Bank AG New York Branch	4.066%	$62,000,000.00
8	JPMorgan Chase Bank, N.A.	4.066%	$62,000,000.00
9	Royal Bank of Canada	4.066%	$62,000,000.00
10	The Bank of Nova Scotia	4.066%	$62,000,000.00
11	The Royal Bank of Scotland plc	4.066%	$62,000,000.00
12	U.S. Bank National Association	4.066%	$62,000,000.00
13	UBS AG, Stamford Branch	4.066%	$62,000,000.00
14	Fifth Third Bank	4.066%	$62,000,000.00
15	Natixis, New York Branch	4.066%	$62,000,000.00
16	Credit Suisse AG	3.738%	$57,000,000.00
17	Comerica Bank	2.820%	$43,000,000.00
18	Morgan Stanley Bank, N.A.	2.820%	$43,000,000.00
19	Sumitomo Mitsui Banking Corporation	2.820%	$43,000,000.00
20	Associated Bank, N.A.	2.820%	$43,000,000.00
21	Branch Banking and Trust Company	2.820%	$43,000,000.00
22	Capital One, National Association	2.820%	$43,000,000.00
23	Canadian Imperial Bank of Commerce, New York Branch	2.820%	$43,000,000.00
24	PNC Bank National Association	2.820%	$43,000,000.00
25	Amegy Bank National Association	1.830%	$27,900,179.31
26	Whitney Bank	1.830%	$27,900,179.31
27	ABN AMRO Capital USA LLC	1.441%	$21,970,966.47
28	Commonwealth Bank of Australia	1.441%	$21,970,966.47
29	The Huntington National Bank	1.441%	$21,970,966.47
30	ING Capital LLC	1.441%	$21,970,966.47
31	SunTrust Bank	1.441%	$21,970,966.47

	TOTAL	100.000%	$1,525,000,000

Annex I – Solo Page